| FCPT | SEPTEMBER 20171 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION | SEPTEMBER 2017 w ww.fcpt .com FOUR CORNERS PROPERTY TRUST N YS E: FC PT

| FCPT | SEPTEMBER 20172 C A U T I O N A R Y N O T E R E G A R D I N G F O R W A R D - L O O K I N G S T A T E M E N T S : This press release contains forward-looking statements within the meaning of the federal securities laws. Forwardlooking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on the Company’s operations and future prospects or that could cause actual results to differ materially from the Company’s expectations are included in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2017.

| FCPT | SEPTEMBER 20173 TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO & AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization & Key Credit Metrics 8 Debt Summary 9 Debt Covenants 10 Real Estate Portfolio Summary Property Locations by Brand 11 Brand & Tenant Diversification 12 Geographic Diversification 13 Lease Maturity Schedule 14 Exhibits Glossary and Non-GAAP Definitions 15 Reconciliation of Net Income to EBITDA 16

CONSOLIDATING BALANCE SHEET


Olive Garden
LONGHORN
KFC

($000s, except shares and per share data) Unaudited	Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	Consolidated FCPT
	As of 9/30/2017				As of 12/31/2016
ASSETS					
Real estate investments:					
Land	$ 438,401	$ 3,061	$ -	$ 441,462	$ 421,941
Buildings, equipment and improvements	1,086,819	13,611	-	1,100,430	1,055,624
Total real estate investments	1,525,220	16,672	-	1,541,892	1,477,565
Less: accumulated depreciation	(587,285)	(6,324)	-	(593,609)	(583,307)
Total real estate investments, net	937,935	10,348	-	948,283	894,258
Real estate held for sale	1,712	-	-	1,712	-
Cash and cash equivalents	81,202	1,663	-	82,865	26,643
Deferred rent	18,877	-	-	18,877	11,594
Other assets	9,548	489	-	10,037	4,656
Investment in subsidiary	10,962	-	(10,962)	-	-
Intercompany receivable	177	-	(177)	-	-
Total Assets	$ 1,060,413	$ 12,500	$ (11,139)	$ 1,061,774	$ 937,151
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 395,089	$ -	$ -	$ 395,089	$ 393,895
Revolving facility ($350,000 available capacity)	-	-	-	-	45,000
Unsecured notes ($125,000, net of deferred financing costs)	123,264	-	-	123,264	-
Accrued interest payable	2,885	-	-	2,885	1,134
Deferred rental revenue	7,964	-	-	7,964	7,974
Deferred tax liability	164	-	-	164	196
Dividends payable	14,820	-	-	14,820	14,519
Other liabilities	1,948	1,957	-	3,905	4,316
Intercompany payable	-	177	(177)	-	-
Total liabilities	$ 546,134	$ 2,134	$ (177)	$ 548,091	$ 467,034
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	6	-	-	6	6
Additional paid-in capital	469,571	10,962	(10,962)	469,571	438,864
Accumulated other comprehensive income	1,545	-	-	1,545	207
Noncontrolling interest	7,750	-	-	7,750	5,097
Retained earnings	35,407	(596)	-	34,811	25,943
Total equity	$ 514,279	$ 10,366	$ (10,962)	$ 513,683	$ 470,117
Total Liabilities and Equity	$ 1,060,413	$ 12,500	$ (11,139)	1,061,774	$ 937,151

4 | FCPT | SEPTEMBER 2017

FCPT

| FCPT | SEPTEMBER 20175 CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Unaudited 2017 2016 2017 2016 Revenues: Rental revenue 28,835$ 26,363$ 84,926$ 78,748$ Restaurant revenue 4,676 4,443 14,445 14,003 Total revenues 33,511$ 30,806$ 99,371$ 92,751$ Operating expenses: General and administrative 2,899$ 2,608$ 9,215$ 8,434$ Depreciation and amortization 5,425 5,059 16,254 15,347 Restaurant expenses 4,571 4,308 13,823 13,600 Interest expense 5,463 3,549 14,066 11,588 Total operating expenses 18,358$ 15,524$ 53,358$ 48,969$ Other income 172$ 10$ 211$ 88$ Realized gain on sale, net 4,042 - 7,333 - Income before income tax 19,367$ 15,292$ 53,557$ 43,870$ Income tax (expense) benefit (1) (33) (52) (139) 80,455 Net Income 19,334$ 15,240$ 53,418$ 124,325$ Net income attributable to noncontrolling interest (129) - (374) - Net Income Available to Common Shareholders 19,205$ 15,240$ 53,044$ 124,325$ Basic net income per share 0.31$ 0.25$ 0.88$ 2.22$ Diluted net income per share 0.31$ 0.25$ 0.88$ 2.09$ Weighted-average shares outstanding: Basic 61,112,051 59,832,824 60,457,949 56,026,594 Diluted 61,256,145 59,863,109 60,567,152 59,469,008 Regular dividends declared per share 0.2425$ 0.2425$ 0.7275$ 0.7275$ Three Months Ended September 30, Nine Months Ended September 30, ___________________________ (1) The 2016 results include a $80.4 million income tax benefit which was principally the result of the reversal of deferred tax liabilities recognized in connection with the Company's election to be taxed as a REIT.

| FCPT | SEPTEMBER 20176 FFO & AFFO RECONCILIATION ($000s, except shares and per share data) Unaudited 2017 2016 2017 2016 Net income 19,334$ 15,240$ 53,418$ 124,325$ Real estate depreciation and amortization 5,414 5,051 16,231 15,330 Deferred tax benefit from REIT election - - - (80,410) Realized gain on sales of real estate (4,042) - (7,333) - FFO (as defined by NAREIT) 20,706$ 20,291$ 62,316$ 59,245$ Non-cash stock-based compensation 722 412 1,920 1,158 Non-cash amortization of deferred financing costs 452 398 1,265 1,194 Non-real estate depreciation 42 (296) 105 139 Other non-cash interest expense 11 8 23 17 Straight-line rent (2,488) (2,609) (7,283) (7,799) Adjusted Funds From Operations (AFFO) 19,445$ 18,204$ 58,346$ 53,954$ Fully diluted shares outstanding (1) 61,665,465 59,863,109 60,992,881 59,469,008 FFO per diluted share 0.34$ 0.34$ 1.02$ 1.00$ AFFO per diluted share 0.32$ 0.30$ 0.96$ 0.91$ Three Months Ended September 30, Nine Months Ended September 30, ___________________________ (1) Assumes the issuance of common shares for OP units held by non-controlling partners.

NET ASSET VALUE COMPONENTS



Olive Garden
LONGHORN
KFC

Real Estate Portfolio as of 9/30/2017	Purchase Price ($000s)	Number of Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	EBITDAR Coverage[(1)]	Lease Term Remaining (Yrs)[(2)]	Annual Cash Base Rent ($000s)[(3)]	% Total Cash Base Rent[(3)]
Olive Garden	-	297	2,538	$28	5.0x	13.0	$70,352	66.8%
LongHorn Steakhouse	-	104	579	33	4.4x	11.9	19,038	18.1%
Other Brands - Darden	-	13	126	37	4.2x	11.4	4,676	4.4%
Other Brands - Non-Darden	-	94	336	34	2.7x	16.9	11,273	10.7%
Total Owned Portfolio		508	3,579	$29	4.7x	13.2	$105,339	100.0%
Q3'17 Activity[(4)]								
Acquired	6,088	3	11	37	2.9x	15.2	422	0.4%
Sold	(5,897)	(1)	(9)	31	4.2x	16.1	(298)	N/A

Tangible Assets		**Book Value ($000s)**
Cash and cash equivalents	$	82,865
Other tangible assets		5,247
Total Tangible Assets	**$**	**88,112**

Debt		**Face Value ($000s)**
Term loan	$	400,000
June 2024 note		50,000
June 2027 note		75,000
Revolving credit facility		-
Total Debt	**$**	**525,000**

Tangible Liabilities		**Book Value ($000s)**
Dividends payable	$	14,820
Deferred revenue, accrued interest, and other accrued expenses		14,037
Total Tangible Liabilities	**$**	**28,857**

Shares Outstanding	
Common stock (diluted shares outstanding)	61,256,145
Operating partnership units outstanding (OP units)	409,320
Total Diluted Shares and OP Units Outstanding	**61,665,465**

(1) EBITDAR Coverage is calculated by dividing our tenants' estimated trailing 12-month EBITDAR by annual contractual cash rent paid to FCPT.
(2) Lease term weighted by cash base rent.
(3) Current scheduled minimum contractual rent as of 9/30/2017.
(4) FCPT acquired 3 properties in Q3 2017 (2 Taco Bells, and 1 dual tenant building leased to Mod Pizza and Del Taco Restaurants); FCPT sold 1 Olive Garden.

7 | FCPT | SEPTEMBER 2017

FCPT

| FCPT | SEPTEMBER 20178 CAPITALIZATION & KEY CREDIT METRICS ___________________________ (1) Principal debt amount less cash adjusted for declared dividends. (2) Current Quarter Annualized, See Glossary for EBITDA definition and reconciliation to net income ($000s, except per share data) Current Capitalization % of Market Capitalization Credit Metrics Net Debt (1) EBITDA (2) Ratio Equity: Net debt to EBITDA (straight-line rent) 456,955 104,164$ 4.4x Share price (9/30/2017) 24.94$ Net debt to EBITDA (cash rent) 456,955 97,100$ 4.7x Shares and OP units outstanding (diluted) 61,665,465 Equity Value 1,537,937$ 74.6% Dividend Data (fully diluted) YTD 2017 YTD 2016 YOY Growth Debt: Common dividend per share 0.7275$ 0.7275$ 0.0% Term loan 400,000 19.4% AFFO per share 0.96$ 0.91$ +5.5% Revolving credit facility 0 0.0% AFFO payout ratio 75.8% 79.9% -5.2% Unsecured notes 125,000 6.1% Total Debt 525,000$ 25.4% Total Market Capitalization 2,062,937$ Less: cash (82,865) Plus: declared dividends 14,820 Implied Enterprise Value 1,994,892$

DEBT SUMMARY


Olive Garden
LONGHORN
KFC

Debt Type	Maturity Date	Balance as of October 2, 2017 ($000s)[1]	% of Debt	Cash Interest Rate as of October 2, 2017[4]	Weighted Average Maturity (Yrs.)
Credit Facility					
Revolving facility[1]	11/9/2021	$ -	-		4.0
Term loan [2]	11/9/2022	400,000	76.2%	2.7%	5.0
	Principal Amount	$ 400,000			
Unsecured Notes					
June 2024 note	6/7/2024	$ 50,000	9.5%	4.7%	6.6
June 2027 note	6/7/2027	75,000	14.3%	4.9%	9.6
	Principal Amount	$ 125,000			
Mortgages Payable[3]					
None		-	-	-	-
Total/Weighted Average		**$ 525,000**	**100.0%**	**3.2%**	**5.8**
Deferred Financing Costs					
Credit facility		$ (4,911)			
Unsecured notes		(1,736)			
Debt Carrying Value (GAAP)		**$ 518,353**			
Fixed rate		$ 525,000	100.0%		
Variable rate		$ -	0.0%		

Credit Rating (Fitch): BBB-

(1) FCPT entered into a $650 million unsecured credit agreement on October 2, 2017 consisting of a 5-year term loan of $400 million and a 4-year revolving credit facility of $250 million to replace the company's existing $750 million bank credit facility maturing on 11/9/2022. The revolving credit facility has an initial term expiration on 11/9/2021 plus two six-month extension options. The terms of this facility are reflected in this summary.

(2) Borrowings under the term loan accrue interest at a rate of LIBOR plus 1.35%. FCPT has entered into interest rate swaps which fix the per annum interest rate at 2.7% through November 2018. FCPT has established additional swaps that fix 75% of the term loan's rate exposure from November 2018 through the November 2022 maturity date. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.1%, 3.4%, and 3.5% for 2019, 2020, 2021, and 2022, respectively.

(3) As of 9/30/2017, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.

(4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes.

9 | FCPT | SEPTEMBER 2017

FCPT

| FCPT | SEPTEMBER 201710 DEBT COVENANTS As of September 30, 2017 Covenants Q3 2017 Results Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 30.2% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.75x 5.20x Limitation on unencumbered leverage ≤ 60% 31.8% Unencumbered interest ratio ≥ 2.0x 3.04x Required The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants.

| FCPT | SEPTEMBER 201711 PROPERTY LOCATIONS BY BRAND 508 Properties 22 Brands ___________________________ (1) Other includes 1 property for each of the following brands: Wildfish, Dairy Queen, Zaxby’s, Denny’s, Mod Pizza/Del Taco, and Fazoli’s.

| FCPT | SEPTEMBER 201712 18% 104 units 4% 13 units 11% 94 units 67% 297 units BRAND & TENANT DIVERSIFICATION Brand Breakdown(1) ABR(2): $105.3m ___________________________ (1) Percentage of annual cash base rent as of September 30, 2017. (2) Annualized cash base rent as defined in glossary.

| FCPT | SEPTEMBER 201713 GEOGRAPHIC DIVERSIFICATION MN SD NJ OH INIL VT NHID AL AZ AR CA CO CT DE FL GA IA KS KY LA ME MD MA MI MS MO MT NE NV NM NY NC ND OK OR PA RI SC TN TX UT VA WA WV WI WY % ABR(1) ≥10.0% 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% 1.0%–2.0% <1.0% No Properties State % ABR Properties Florida 11.1% 44 North Carolina 3.1% 17 Virginia 2.3% 14 Nevada 1.7% 6 Louisiana 1.2% 6 Texas 10.9 47 Pennsylvania 3.1 14 Mississippi 2.0 12 Minnesota 1.6 8 Missouri 1.0 6 Georgia 8.1% 44 California 3.0% 10 Alabama 2.0% 12 Colorado 1.5% 7 Other14 Other States 6.2% 27 Ohio 7.3 40 Illinois 2.6 17 South Carolina 1.9 9 Oklahoma 1.5 7 Michigan 4.3% 27 New York 2.4% 11 Kentucky 1.9% 10 West Virginia 1.3% 6 Indiana 3.8 29 Maryland 2.3 12 Iowa 1.8 10 Arkansas 1.3 7 Tennessee 3.4% 20 Wisconsin 2.3% 16 Arizona 1.8% 8 Kansas 1.2% 5 ___________________________ (1) Annualized cash base rent as defined in glossary.

| FCPT | SEPTEMBER 201714 LEASE MATURITY SCHEDULE 0.0% 0.0% 0.0% 0.1% 0.1% 0.1% 0.2% 0.0% 0.1% 0.2% 15.3% 16.2% 14.3% 14.0% 12.7% 9.8% 9.0% 0.5% 0.2% 3.6% 3.6% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 Weighted average lease term of 13.2 years Lease Maturity Schedule (% ABR(1)) Less than 1% of rental income matures prior to 2027 100% occupied as of September 30, 2017 # Properties - - - 2 1 1 2 - 1 2 73 74 69 67 60 46 41 4 1 40 25 Cash ABR ($000s) (1) - - - 130 87 59 207 - 1 7 234 16,157 17,027 15,080 14, 16 13,375 10,309 9,532 510 173 3,841 3,786 Total SF (000s) - - - 6 2 3 5 - 4 7 52 539 23 518 480 363 3 6 13 3 115 117 ___________________________ (1) Annualized cash base rent as defined in glossary.

| FCPT | SEPTEMBER 201715 GLOSSARY AND NON -GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to Annual Cash Base Rent, defined as the current scheduled minimum contractual rent as of 9/30/2017. EBITDA represents earnings before interest, taxes, depreciation, amortization, and non-recurring expenses. Reconciliation provided on following page. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 98% of our ABR. For Darden, EBITDAR is updated twice annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ trailing 12-month EBITDAR by annual contractual rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with the acquisition of real estate investments 2. Non-cash stock-based compensation expense 3. Amortization of deferred financing costs 4. Other non-cash interest expense 5. Non-real estate depreciation 6. Merger, restructuring and other related costs 7. Impairment charges 8. Amortization of capitalized leasing costs 9. Straight-line rent revenue adjustment 10. Amortization of above and below market leases 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

| FCPT | SEPTEMBER 201716 RECONCILIATION OF NET INCOME TO EBITDA ($000s, except shares and per share data) Unaudited 2017 2016 2017 2016 Net Income 19,334$ 15,240$ 53,418$ 124,325$ Income tax expense (benefit) 33 52 139 (80,455) Other income (172) (10) (211) (88) Realized gain on sale (4,042) - (7,333) - Depreciation and amortization 5,425 5,059 16,254 15,347 Interest expense 5,463 3,549 14,066 11,588 EBITDA 104,164$ 26,041$ 23,890$ 76,333$ 70,717$ Non-cash stock-based compensation 722 412 1,920 1,158 Straight-line rent (2,488) (2,609) (7,283) (7,799) EBITDA (cash) 97,100$ 24,275$ 21,693$ 70,970$ 64,076$ Three Months Ended September 30, Nine Months Ended September 30, Current Quarter (Annualized)

| FCPT | SEPTEMBER 201717 FOUR CORNERS PROPERTY TRUST N YS E: FC PT